                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 6, 2000
                Date of report (Date of earliest event reported)

                               MACKIE DESIGNS INC.
             (Exact Name of Registrant as Specified in Its Charter)

     Washington                   0-26524                       91-1432133
  (State or Other             (Commission File                (IRS Employer
  Jurisdiction of                  Number)                Identification Number)
  Incorporation)

                            16220 Wood-Red Road, N.E.
                          Woodinville, Washington 98072
               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 487-4333
                         (Registrant's Telephone Number,
                              Including Area Code)

        Former Name or Former Address, if Changed Since Last Report: N/A


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This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Mackie Designs Inc. on April 21, 2000 solely to add the pro forma financial information required by Item 7(b).

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(b)      Pro Forma Financial Information

On April 6, 2000, Mackie Designs Inc. (the "Company") acquired 100% of the outstanding stock from the individual shareholders of Eastern Acoustic Works, Inc., a Massachusetts corporation ("EAW"), for $18,400,000 in cash.

The accompanying unaudited pro forma balance sheet reflects the effects of the acquisition of EAW on the Company's historical December 31, 1999 balance sheet as if the transaction had been completed on December 31, 1999.

The accompanying unaudited pro forma statements of income for the year ended December 31, 1999 reflect the effects of the acquisition of EAW on the Company's historical statements of income as if the transaction had been completed on January 1, 1999.

The unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of the operating results that would have occurred had the acquisition taken place on the basis assumed above. In addition, the pro forma results are not intended to be a projection of the future results and do not reflect any synergies that might have been achieved from the combined operations. See the accompanying Notes to Pro Forma Financial Statements for the assumptions used in the preparation of these statements. These statements should be read in conjunction with the historical consolidated financial statements of the Company and related notes included in the Company's Form 10-K filed with the Securities and Exchange Commission and the historical consolidated financial statements of EAW and related notes filed previously with this Form 8-K.

                               MACKIE DESIGNS INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)

                                                      Historical
                                              ----------------------------        Pro Forma                    Pro Forma
                                                 Mackie            EAW           Adjustments                   Combined
                                              ------------     -----------      -------------                ------------
Assets

Current assets

  Accounts receivable, net                    $ 31,679,300     $ 5,913,419      $(  426,294)             4   $ 37,166,425

  Inventories, net                              39,678,922       5,923,033          424,549              2     46,026,504

  Other current assets                          15,278,457       1,349,799       (6,000,000)             6     10,628,256
                                              ---------------------------------------------------------------------------
Total current assets                            86,636,679      13,186,251       (6,001,745)                   93,821,185


Property, plant and equipment, net              20,501,755       2,764,166          552,833              5     23,818,754

Goodwill, net
                                                 7,321,725         897,921       13,973,559            1,9     22,193,205
Other long-term assets
                                                 6,393,720               -                                      6,393,720
                                              ---------------------------------------------------------------------------




Total assets                                  $120,853,879     $16,848,338      $ 8,524,647                  $146,226,864
                                              ===========================================================================

Liabilities and Shareholders' Equity

Current liabilities

  Short-term borrowings                       $ 16,009,408     $ 4,086,264                                   $ 20,095,672

  Accounts payable                              16,142,548       4,674,060         (426,294)             4     20,390,314

  Other current liabilities                     17,227,035       2,433,626        3,720,881            6,8     23,381,542
                                              ---------------------------------------------------------------------------
Total current liabilities                       49,378,991      11,193,950        3,294,587                    63,867,528

Long-term debt                                  15,664,662       1,018,539        9,771,429              6     26,454,630

Other long-term liabilities                      5,503,244         594,480                                      6,097,724

Shareholders' equity

  Preferred stock                                       -          703,340         (703,340)             7              -

  Common stock                                 25,802,401          732,847         (732,847)             7     25,802,401

Retained earnings                              24,504,581        2,605,182       (3,105,182)           1,7     24,004,581
                                              ---------------------------------------------------------------------------
Total shareholders' equity                     50,306,982        4,041,369       (4,541,369)                   49,806,982

Total liabilities and shareholders' equity   $120,853,879      $16,848,338      $ 8,524,647                  $146,226,864
                                              ===========================================================================


                             SEE ACCOMPANYING NOTES.

                               MACKIE DESIGNS INC.
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)

                                                      Historical
                                              ----------------------------        Pro Forma                    Pro Forma
                                                 Mackie            EAW           Adjustments                   Combined
                                              ------------     -----------      -------------                ------------
Assets

Net sales                                     $153,822,022     $40,947,667      $(1,524,721)             3   $193,244,968
Cost of sales                                   96,719,936      24,533,930       (1,044,327)         2,3,5    120,209,539
                                              ---------------------------------------------------------------------------
Gross profit                                    57,102,086      16,413,737         (480,394)                   73,035,429

Operating expenses
  Selling, general and administrative           41,779,613      12,156,043          996,216            1,5     54,931,872
  Research and development                       7,146,954       2,421,000           27,642              5      9,595,596
                                              ---------------------------------------------------------------------------
Total operating expenses                        48,926,567      14,577,043        1,023,858                    64,527,468

Operating Income                                 8,175,519       1,836,694       (1,504,252)                    8,507,961

Interest & other income (expense)               (2,107,471)       (472,420)      (1,469,109)             6     (4,049,000)
                                              ---------------------------------------------------------------------------

Income before taxes                              6,068,048       1,364,274       (2,973,361)                    4,458,961

Income taxes                                     2,810,781         142,000         (923,030)   1,2,3,5,6,8      2,029,751
                                              ---------------------------------------------------------------------------
Net income                                    $  3,257,267     $ 1,222,274      $(2,050,331)                 $  2,429,210
                                              ===========================================================================

Weighted average diluted common
  shares outstanding                            12,264,679                                                     12,487,179

Diluted income per share                             $0.27                                                   $       0.19



                             SEE ACCOMPANYING NOTES.

                               MACKIE DESIGNS INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

1 To reflect the excess of acquisition cost over the estimated fair value of net assets acquired (goodwill/other intangibles). The purchase price, purchase-price allocation, and financing of the Transaction are summarized as follows:

     Purchase price paid as:
     Proceeds of debt issued                                  18,400,000

     Estimated acquisition costs                                 250,000
                                                             -----------

     Total purchase consideration                             18,650,000

     Allocated to:
     Historical book value of Eastern Acoustic Works
     (EAW) assets and liabilities                              4,041,369

     Adjustments to step-up assets and liabilities
       to fair value:
     Inventory                                                   424,549

     Pre-acquisition goodwill                                   (897,921)

     Property, plant and equipment                               552,833

     Deferred tax
     liabilities                                                (842,310)
                                                             -----------

                                                               3,278,520
                                                             -----------

     Excess of purchase price over allocation to
     Identifiable tangible assets and liabilities             15,371,480
                                                            ============

     Estimated excess purchase price is allocated as follows:
     Goodwill                                                 13,371,480


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     Other intangibles (tradename, workforce, etc)             1,500,000

     In-process R&D                                              500,000

     Amortization periods are as follows:
     Goodwill                                                   20 years
     Other intangibles                                           5 years


2 To reflect write-up in inventories based on estimated selling price less costs to complete, costs of disposal and selling profits as required.

3 Elimination of intercompany sales between the Company's existing subsidiary and EAW.

4 Elimination of intercompany receivables and payables between the Company's existing subsidiary and EAW.

5 To reflect the step-up in property, plant, and equipment values to fair value based on management's best estimates. Property, plant and equipment is depreciated over estimated useful lives of from three to seven years.

6 To reflect the issuance of new debt and cash utilized to finance the purchase price.

7    To reflect the elimination of shareholders' equity accounts of EAW.

8    To reflect estimated deferred tax liabilities arising from the purchase.

9    To reflect the elimination of EAW's existing goodwill.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               MACKIE DESIGNS INC.

Date: June 19, 2000            /s/ William A. Garrard
                               -------------------------------------------
                               William A. Garrard, Vice President - Chief
                               Financial Officer